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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) JANUARY 1, 2005

                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)



          DELAWARE                     1-5794                  38-1794485
          --------                     ------                  ----------
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification No.)



    21001 VAN BORN ROAD, TAYLOR, MICHIGAN                       48180
    -------------------------------------                       -----
   (Address of Principal Executive Offices)                   (Zip Code)



                                 (313) 274-7400
                                 --------------
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01:        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective January 1, 2005, the vesting schedule of restricted stock awards granted and to be granted under the 1991 Long Term Stock Incentive Plan is being revised. Under the revised schedule, effective January 1 of the calendar year in which a participant attains age 66, restricted stock awards with more than five annual installments remaining to vest will be accelerated so that shares that would otherwise vest beyond the next five annual installments will vest evenly in whole shares on the next five original vesting dates. This revision applies to all participants (including the named executive officers), except for existing awards to Richard A. Manoogian, the Chairman and Chief Executive Officer.

ITEM 9.01:        FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         10.1 Form of amendment to existing Restricted Stock Award Agreements under the Masco Corporation 1991 Long Term Stock Incentive Plan.

         10.2 Form of award under the Masco Corporation 1991 Long Term Stock Incentive Plan, Restricted Stock Award Agreement.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MASCO CORPORATION



                                        By: /s/ Timothy Wadhams
                                            -------------------------------
                                        Name:   Timothy Wadhams
                                        Title:  Senior Vice President and
                                                 Chief Financial Officer


January 6, 2005


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION


10.1 Form of amendment to existing Restricted Stock Award Agreements under the Masco Corporation 1991 Long Term Stock Incentive Plan.

10.2 Form of award under the Masco Corporation 1991 Long Term Stock Incentive Plan, Restricted Stock Award Agreement.